UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2013

GTx, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	000-50549	62-1715807
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

175 Toyota Plaza 7th Floor Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 523-9700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                                    Other Events.

On March 14, 2013, GTx, Inc. issued a press release announcing that the journal, The Lancet Oncology, has published online ahead of its April print edition (www.thelancet.com/journals/lanonc/onlinefirst) the results from GTx’s randomized, double-blind, placebo-controlled Phase 2 clinical trial of enobosarm to assess its effects on muscle wasting and physical function in patients with cancer.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01                                    Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description
99.1	Press Release issued by GTx, Inc. dated March 14, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTx, Inc.

Date:	March 14, 2013	By:	/s/ Henry P. Doggrell
		Name:	Henry P. Doggrell
		Title:	Vice President, Chief Legal Officer
and Secretary